INCOME AND MINING TAXES - Calculation of expense by applying the Canadian statutory income tax (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income and mining taxes expense calculated by applying the Canadian statutory income tax rate
Combined federal and composite provincial tax rates	26.00%	26.00%
Expected income tax expense at statutory income tax rate	$ 733,605	$ 613,358
Increase (decrease) in income and mining taxes resulting from:
Mining taxes	221,461	101,433
Impact of foreign tax rates and change in future tax rates	12,656	23,460
Permanent differences	(68,458)	(300,567)
Impact of foreign exchange on deferred income tax balances	35,341	(45,412)
Other	(8,631)	25,490
Total income and mining taxes expense	$ 925,974	$ 417,762